UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2019

INNOVUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52991	90-0814124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8845 Rehco Road

San Diego, CA 92121

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (858) 964-5123

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

In this report, “Innovus Pharmaceuticals,” “Innovus Pharma,” the “Company,” “we,” “us” and “our” refer to Innovus Pharmaceuticals, Inc., a Nevada corporation, and/or one or more of our wholly-owned subsidiaries, unless the context otherwise provides. Innovus Pharma® is a registered service mark of Innovus Pharmaceuticals, Inc.

Item 1.01 Entry into a Material Definitive Agreement.

On September 12, 2019, Innovus entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Aytu BioScience, Inc., a Delaware corporation (“Aytu”), and Aytu Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Aytu (“Merger Sub”). Upon the terms and subject to the satisfaction of the conditions described in the Merger Agreement, including approval of the transaction by stockholders of both Innovus and Aytu, Merger Sub will be merged with and into Innovus (the “Merger”), with Innovus surviving the Merger as a wholly-owned subsidiary of Aytu. The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

As consideration for the Merger, former Innovus stockholders will receive (i) an aggregate of up to $8.0 million, payable by that number of shares of Aytu common stock, par value $0.0001 per share (“Aytu Common Stock”) equal to the exchange ratio described below (the “Initial Consideration”) and (ii) non-transferrable contingent value rights (each, a “CVR” and collectively, the “CVRs”) representing the right to receive certain payments in the form of additional shares of Aytu Common Stock and/or cash if specified operational milestones are achieved, as set forth in the Contingent Value Rights Agreement (the “CVR Agreement”) and described below.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Innovus common stock, par value $0.001 per share (“Innovus Common Stock”) outstanding immediately prior to the Effective Time (excluding shares held by Aytu, Merger Sub or Innovus and shares asserting appraisal rights under the Nevada Revised Statutes) will be converted solely into the right to receive shares of Aytu Common Stock as payment of the Initial Consideration (the “Shares”) or cash in lieu of fractional Shares otherwise issuable as a result of the exchange ratio, and one CVR. The number of Shares issuable as payment of the Initial Consideration will be determined by (i) dividing the number of shares of Aytu Common Stock determined by dividing $8.0 million, less all applicable adjustments set forth in the Merger Agreement, by $1.69, by the number of shares of Innovus Common Stock outstanding as of the Effective Time.

Following the closing of the Merger (the “Closing”), Dr. Bassam Damaj and Ryan Selhorn will continue serving as Innovus’s President and Vice President, Finance, respectively. In addition, Randy Berholtz, Innovus’s current Executive Vice President, Corporate Development and General Counsel, will resign from the Company upon the Closing of the Merger, but will continue to act as a consultant to Innovus in accordance with the terms of a consulting agreement to be executed by Mr. Berholtz and Aytu.

In connection with the execution of the Merger Agreement, the executive officers and directors of Innovus, and certain other stockholders of Innovus entered into voting agreements with Aytu and Innovus relating to the Merger covering approximately 17% of the outstanding capital stock of Innovus as of date of the Merger Agreement (the “Voting Agreements”). The Voting Agreements provide, among other things, that the stockholders who are parties to the Voting Agreements will vote all of the shares held by them in favor of the Merger and against any competing acquisition proposals. In addition, the form of Voting Agreement executed by officers and directors of Innovus also place certain restrictions on the transfer of the shares of Innovus held by the respective signatories thereto.

The Merger Agreement contains customary representations, warranties and covenants made by Innovus and Aytu, including covenants relating to obtaining the requisite approvals of the stockholders of Innovus and Aytu, and Innovus’s and Aytu’s conduct of their respective businesses between the date of signing of the Merger Agreement and the Closing. Closing of the Merger is subject to satisfaction or waiver of certain conditions, including (i) the adoption of the Merger Agreement by a majority of the holders of the outstanding shares of Innovus Common Stock, (ii) approval of the issuance of the Shares, the CVRs and any other securities issued in the Merger by a majority of the votes cast by Aytu stockholders on the matter, (iii) approval for listing on the Nasdaq Capital Market of the Shares to be issued in connection with the Merger, (iv) effectiveness of the registration statement for the shares of Aytu Common Stock to be issued in connection with the Merger and the absence of any stop order suspending that effectiveness or any proceedings for that purpose pending before the Securities and Exchange Commission (the “SEC”), (v) execution of the CVR Agreement by the applicable parties, (vi) the accuracy of the representations and warranties, subject to certain materiality qualifications, (vii) compliance by the parties with their respective covenants, and (viii) no law or order preventing the Merger and related transactions.

In addition, the Merger Agreement also includes termination provisions for both Innovus and Aytu. In connection with a termination of the Merger Agreement under specified circumstances, either party may be required to pay the other party a termination fee of $250,000.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

Contingent Value Rights Agreement

At the Effective Time, Aytu, a rights agent to be named, and current independent director of Innovus, Ms. Vivian Liu, as representative of the Innovus stockholders, will enter into the CVR Agreement, which agreement will govern the terms of the CVRs. Each CVR will entitle its holder to receive its pro rata share, payable in cash and/or stock, at the option of Aytu, of the following payment amounts if the described targets are met:

1.	If Innovus’s historical business (the “Consumer Business Unit”) records $24 million in revenue for calendar 2019, an amount equal to $2,000,000.

2.

If the Consumer Business Unit records $30 million in revenue for calendar 2020, an amount equal to $1,000,000. If the Consumer Business Unit achieves break-even in terms of profitability from operations for calendar 2020, an additional $1,000,000.

3.

If the Consumer Business Unit records $40 million in revenue for calendar 2021, an amount equal to $1,000,000. If the Consumer Business Unit achieves profitability from operations for calendar 2021, an additional $1,000,000.

4.

If the Consumer Business Unit records $50 million in revenue for calendar 2022, an amount equal to $2,500,000. If the Consumer Business Unit achieves profitability from operations for calendar 2022, then an additional $2,500,000.

5.

If the Consumer Business Unit records $75 million in revenue for calendar 2023, an amount equal to $2,500,000. If the Consumer Business Unit achieves profitability from operations for calendar 2023, then an additional $2,500,000.

In the event any of the aforementioned targets are achieved, and Aytu elects to pay any portion of the amount specified in shares of Aytu Common Stock, such number of shares will be determined by multiplying the applicable payment amount by an exchange ratio, which is the lesser of (i) one divided by the volume weighted average price of Aytu Common Stock as reported by Bloomberg for a twenty (20) day trading period ending on the date of calculation, which date will be no later than March 20 of the year following the performance period and (ii) .1667. The sum of the fair value of such shares and any cash that is paid must equal the total payment amount owed to CVR holders.

Potential payments resulting from the CVRs are subject to adjustment as set forth in the CVR Agreement, including certain for costs incurred by Aytu relating to two particular legal matters of Innovus. In addition, in the event warrants issued by Innovus before the Closing of the Merger are exercised for shares of Aytu Common Stock, such holders will receive one CVR for each share of Aytu Common Stock received upon exercise of the applicable warrant.

 The foregoing description of the CVR Agreement is not complete and is qualified in its entirety by reference to the CVR Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 1.01.

Item 7.01             Regulation FD Disclosure.

On September 12, 2019, Innovus and Aytu issued a joint press release announcing the execution of the Merger Agreement.

In accordance with General Instruction B.2 for Form 8-K, the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

In connection with the proposed transaction between Aytu and Innovus, Aytu and Innovus will file relevant materials with the SEC, including a registration statement on Form S-4 filed by Aytu that will include a joint proxy statement of Aytu and Innovus and will constitute a prospectus of Aytu, and a definitive joint proxy statement/prospectus will be mailed to stockholders of Aytu and Innovus. INVESTORS AND SECURITY HOLDERS OF AYTU AND INNOVUS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Aytu or Innovus through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Aytu will be available free of charge on Aytu’s internet website at https://irdirect.net/AYTU under the heading “SEC Filings.” Copies of the documents filed with the SEC by Innovus will be available free of charge on Innovus’ internet website at https://innovuspharma.com/Investors/ under the heading “SEC Filings.”

Certain Information Regarding Participants

Aytu, Innovus, and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction.  Information about the directors and executive officers of Aytu is set forth in its Annual Report on Form 10-K for the year ended June 30, 2018, which was filed with the SEC on September 6, 2018 and its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on February 25, 2019. Information about the directors and executive officers of Innovus is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on April 1, 2019 and its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 30, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from Investor Relations at Aytu or Innovus.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. Forward-looking statements are generally written in the future tense and/or are preceded by words such as “may,” “will,” “should,” “forecast,” “could,” “expect,” “suggest,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” or similar words, or the negatives of such terms or other variations on such terms or comparable terminology. All statements other than statements of historical facts contained in this presentation, are forward-looking statements, including but not limited to any statements regarding the expected timetable for completing the proposed transaction, the results, effects, benefits and synergies of the proposed transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Aytu’s or Innovus’ future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance. These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: failure to obtain the required votes of Innovus’ stockholders or Aytu’s stockholders to approve the Merger and related matters, the risk that a condition to closing of the Merger may not be satisfied, that either party may terminate the Merger Agreement or that the Closing might be delayed or not occur at all, the price per share utilized in the formula for the Initial Consideration may not be reflective of the current market price of Aytu’s common stock on the Closing date, the failure to meet the revenue and profitability milestones that trigger the CVRs such that Innovus stockholders never realize value from the CVRs, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, the diversion of management time on transaction-related issues, the ultimate timing, outcome and results of integrating the operations of Aytu and Innovus, the effects of the business combination of Aytu and Innovus, including the combined company's future financial condition, results of operations, strategy and plans, the ability of the combined company to realize anticipated synergies in the timeframe expected or at all, changes in capital markets and the ability of the combined company to finance operations in the manner expected, regulatory approval of the transaction, risks relating to gaining market acceptance of our products, obtaining reimbursement by third-party payors, the potential future commercialization of our product candidates, the anticipated start dates, durations and completion dates, as well as the potential future results, of our ongoing and future clinical trials, the anticipated designs of our future clinical trials, anticipated future regulatory submissions and events, our anticipated future cash position and future events under our current and potential future collaboration. We also refer you to the risks described in “Risk Factors” in Part I, Item 1A of Aytu’s and Innovus’s Annual Report on Form 10-K and in the other reports and documents filed with the SEC from time to time.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Aytu or Innovus. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the proposed transaction and/or Aytu or Innovus, Aytu’s ability to successfully complete the proposed transaction and/or realize the expected benefits from the proposed transaction. You are cautioned not to rely on Aytu’s and Innovus’ forward-looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Neither Aytu nor Innovus assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is being filed herewith:

Exhibit	Description
2.1*	Agreement and Plan of Merger, dated as of September 12, 2019, by and among Aytu BioScience, Inc., Aytu Acquisition Sub, Inc. and Innovus Pharmaceuticals, Inc.
10.1	Form of Contingent Value Rights Agreement (included as Exhibit B to the Agreement and Plan of Merger).
99.1	Press Release issued by Innovus Pharmaceuticals, Inc., dated September 12, 2019

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVUS PHARMACEUTICALS, INC.
(Registrant)

	By:	/s/ Randy Berholtz
Randy Berholtz
Executive Vice President, Corporate Development and General Counsel
Date: September 18, 2019